Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q for the periods ended June 30, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ Roger H.D. Lacey
Roger H.D. Lacey
Date: November 15, 2021		Interim Chief Executive Officer

	By	/s/ Mark Fandrich
Mark Fandrich
Date: November 15, 2021		Chief Financial Officer